COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The facilities of the Company and its subsidiaries are leased under various operating lease agreements, which expire on various dates, the latest of which is on October 31, 2020. Aggregate minimum rental payments under non-cancelable operating leases as of December 31, 2015 and for each succeeding fiscal year indicated below are (in the aggregate) as follows:

2016	$4,343
2017	3,474
2018	2,897
2019	2,513
2020	1,235

$14,462

Total rent expenses for the years ended December 31, 2013, 2014 and 2015 were $ 4,496, $ 4,628 and $ 4,998 respectively (see also Note 15b).

b.	Litigation:

1.
On August 29, 2013, F5 Networks, Inc. (“F5”) filed an amended answer and counterclaim in an action brought by Radware against F5 on May 1, 2013 for infringement of three Radware patents regarding link load balancing technology. In its counterclaim, F5 alleged infringement of four F5 patents related to cookie persistence technology. In particular, while F5 acknowledged that the Company is licensed to each of the F5 patents-in-suit, F5 contends that the Company’s AppDirector and Alteon product lines perform unlicensed modes of the patents-in-suit. F5’s counterclaim further alleged trade libel and unfair competition resulting from statements allegedly made by the company asserting that F5 is responsible for certain internet service problems at major banks, including the Bank of America. On December 6, 2013, the Company filed an answer denying the allegations in F5’s counterclaims. On June 26, 2014, pursuant to the parties’ joint stipulation, the Court dismissed with prejudice F5’s patent infringement counterclaim with respect to the Company’s AppDirector product line. In June 2015, in response to the Company’s Summary Judgment Motion, F5 conceded that the current version of Alteon does not infringe any of the F5 patents-in-suit and that its allegations are limited to a previous version of Alteon. On January 7, 2016, pursuant to the parties’ joint stipulation, the Court dismissed with prejudice F5’s trade libel and unfair competition counterclaims. No date has been set for trial in this matter and the Company currently cannot estimate what impact, if any, the litigation may have on its results of operations, financial condition or cash flows.

2.
On January 17, 2014, CRFD Research Inc. ("CRFD") filed a patent infringement complaint in the District of Delaware against Level 3 Communications LLC ("Level 3"), a reseller of Strangeloop products.  On January 21, 2014, Level 3 requested indemnification from Strangeloop seeking indemnification for patent infringement claims brought by CRFD against Level 3.  The Company has agreed to indemnify and defend Level 3 in this action.  On May 12th, 2014, the District Court in Delaware granted the parties Stipulation of Dismissal With Prejudice dismissing the complaint against Level 3.

3.
From time to time, the Company is party to other various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company's financial position, results of operations or cash flows and believes that it had provided an adequate accrual to cover the costs to resolve the aforementioned legal proceedings, demands and claims.